UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-01899

BNY Mellon Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28(9)
Date of reporting period:	02/29/2020

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Research Growth Fund, Inc.

ANNUAL REPORT February 29, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Research Growth Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Research Growth Fund, Inc. (formerly, Dreyfus Research Growth Fund, Inc.), covering the 12-month period from March 1, 2019 through February 29, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In March 2019, markets were still benefiting from the U.S. Federal Reserve’s (the “Fed”) policy pivot, which helped stimulate a rebound across equity markets over the first several months of the calendar year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September, and the rally generally continued through the end of the calendar year, buoyed by continued supportive central bank policies and a December announcement from President Trump that the first phase of a trade deal with China was in process. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in August, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during November, and the long end of the curve rose in December 2019. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

We believe that despite recent market volatility, the outlook for the U.S. remains positive over the near term. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
March 16, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2019 through February 29, 2020, as provided by Leigh N. Todd, David Sealy, Erik A. Swords, Monty A. Kori and Matthew T. Jenkin, Portfolio Managers.

Market and Fund Performance Overview

For the 12-month period ended February 29, 2020, BNY Mellon Research Growth Fund, Inc.’s (formerly, Dreyfus Research Growth Fund, Inc.) Class A shares produced a total return of 9.04%, Class C shares returned 8.27%, Class I shares returned 9.25%, Class Y shares returned 9.34%, and Class Z shares returned 9.20%.1 In comparison, the fund’s benchmark, the Russell 1000® Growth Index (the “Index”), produced a total return of 15.11% over the same period.2

Despite concerns about the effect of the COVID-19 outbreak later in the reporting period, stocks posted gains on continued economic expansion, steady corporate earnings and supportive U.S. government policies. The fund lagged its benchmark, largely due to security selection in the health care and communication services sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund may invest up to 25% of its assets in foreign securities.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the head of the core research team, determine the fund’s allocations among market sectors. The fund’s portfolio is structured so that its sector weightings generally are similar to those of the Index.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Stock Gained on Fed Policy and Reduced Trade Tensions, but COVID-19 Took a Toll

The reporting period began with stocks rallying in expectation of interest rate cuts in 2019, as the Federal Reserve (the “Fed”) had earlier moved from a tightening policy to one that was “data dependent.” But in the second quarter, stocks generally moved sideways, weighed down at times by concerns about trade tensions and global growth.

Three quarter-point cuts to the federal funds target rate in the second half of 2019 provided another boost to equities markets later in the year. The Fed announced an initial reduction at its July 2019 meeting and followed up with two additional rate cuts in September and October 2019. These reductions brought the federal funds target rate to 1.50%-1.75%, as trade tensions and other geopolitical concerns appeared to be constraining economic growth. Other major central banks were also supportive.

In the third quarter of 2019, interest rate cuts and the prospect of a U.S.-China trade agreement led investors to anticipate a pickup in global growth. Investors’ concerns about trade tensions and

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

the global economy hindered performance at times, but stocks finished up strong late in the 2019, when the “Phase One” U.S.-China trade deal was announced in December 2019.

However, the emergence of COVID-19 in China early in 2020 caused markets to slip. As concerns grew about the effect of the virus on supply chains and the global economy, markets fell further. In response, the Fed cut the federal funds target rate by a half point on March 3, 2020. Despite the sharp downturn in markets, returns for the 12-month period remained positive.

Stock Selection Drove Performance

The fund’s stock selection strategies in the health care and communication services sectors hindered performance. In the health care sector, shares of Align Technology, makers of the Invisalign orthodontics products, fell 29% on a decline in sales due to competitive pressures. Position in Varian Medical Systems, a radiation oncology firm, decreased as the company experienced a delay in a product introduction. Shares of Sage Therapeutic, a biopharma company, were also detrimental, as its depression product failed trial testing. In communication services, the fund’s decision not to own shares of Netflix, which performed well, also hampered relative returns. Positions in Twitter and Pinterest detracted from performance as well.

On a more positive note, stock selections in the industrials and utilities sectors were advantageous. In the industrials sector, the decision not to own Boeing, which declined sharply, benefited relative performance. Shares of Honeywell International and Rockwell Automation benefited from a shift to cyclical stocks midway through the reporting period, and a position in CoStar Group, a real estate data company, also contributed positively to fund performance. In the utilities sector, NextEra Energy, an alternative energy company, rose 37% on strong revenue growth.

Positioned to Benefit from COVID-19 Recovery

We anticipate that recent market volatility related to COVID-19 will continue over the short term. However, it is likely that government-imposed restrictions on travel and public gatherings in many countries will facilitate a recovery, and a rebound in equity markets. In China, we are beginning to see that the issues with supply chains are already being resolved. Nevertheless, risks to global economic growth remain, though the extent of the risk is uncertain. When the COVID-19 risk diminishes, we believe that high-quality companies will rebound quickly, and we are focused on those that we believe will represent attractive buying opportunities.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through June 30, 2020, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Research Growth Fund, Inc. with a hypothetical investment of $10,000 in the Russell 1000® Growth Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class A shares, Class C shares, Class I shares, and Class Z shares of BNY Mellon Research Growth Fund, Inc. on 2/28/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A, Class C, Class I, and Class Z shares. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Research Growth Fund, Inc. with a hypothetical investment of $1,000,000 in the Russell 1000® Growth Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Research Growth Fund, Inc. on 2/28/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 2/29/2020
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/30/08	2.79%	8.80%	12.46%
without sales charge	9/30/08	9.04%	10.09%	13.12%
Class C shares
with applicable redemption charge †	9/30/08	7.29%	9.29%	12.24%
without redemption	9/30/08	8.27%	9.29%	12.24%
Class I shares	9/30/08	9.25%	10.37%	13.43%
Class Y shares	7/1/13	9.34%	10.42%	13.32%††
Class Z shares	2/4/72	9.20%	10.31%	13.36%
Russell 1000® Growth Index		15.11%	12.41%	14.79%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Research Growth Fund, Inc. from September 1, 2019 to February 29, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$5.25	$9.05	$3.98	$3.98	$4.28
Ending value (after expenses)	$1,048.80	$1,045.50	$1,050.10	$1,050.20	$1,049.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$5.17	$8.92	$3.92	$3.92	$4.22
Ending value (after expenses)	$1,019.74	$1,016.01	$1,020.98	$1,020.98	$1,020.69

†Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .78% for Class I, .78% for Class Y and .84% for Class Z, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 29, 2020

Description	Shares		Value ($)
Common Stocks - 99.4%
Capital Goods - 8.6%
AMETEK	197,183		16,957,738
Gardner Denver Holdings	713,106	[a,b]	23,382,746
Ingersoll-Rand	243,247		31,388,593
Rockwell Automation	120,169		22,051,012
United Technologies	219,339		28,643,480
W.W. Grainger	50,438		13,998,563
			136,422,132
Consumer Services - 3.7%
Chipotle Mexican Grill	17,728	[b]	13,714,026
McDonald's	125,694		24,406,004
Wynn Resorts	190,844		20,607,335
			58,727,365
Diversified Financials - 1.5%
S&P Global	91,043		24,209,244
Food & Staples Retailing - 1.0%
Walmart	145,526		15,670,240
Food, Beverage & Tobacco - 2.3%
PepsiCo	278,719		36,799,270
Health Care Equipment & Services - 6.9%
Alcon	233,482	[a,b]	14,312,447
Anthem	77,577		19,944,271
Boston Scientific	614,848	[b]	22,989,167
Danaher	128,025		18,509,855
Intuitive Surgical	40,849	[b]	21,811,732
Masimo	73,734	[b]	12,042,974
			109,610,446
Information Technology Services - 11.4%
PayPal Holdings	348,254	[b]	37,607,949
Shopify, Cl. A	57,324	[b]	26,558,782
Square, Cl. A	309,299	[b]	25,773,886
Twilio, Cl. A	124,845	[a,b]	14,062,541
Visa, Cl. A	427,672	[a]	77,733,663
			181,736,821
Media & Entertainment - 8.4%
Alphabet, Cl. C	75,966	[b]	101,743,543
Pinterest, Cl. A	627,248	[a,b]	12,231,336
Twitter	592,031	[b]	19,655,429
			133,630,308
Pharmaceuticals Biotechnology & Life Sciences - 9.0%
AbbVie	298,404		25,576,207
Biogen	53,881	[b]	16,616,362

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 9.0% (continued)
Eli Lilly & Co.	207,824		26,212,841
Merck & Co.	318,581		24,390,561
Sarepta Therapeutics	133,682	[a,b]	15,302,579
Vertex Pharmaceuticals	61,644	[b]	13,810,105
Zoetis	158,554		21,124,149
			143,032,804
Retailing - 8.2%
Amazon.com	59,392	[b]	111,879,680
O'Reilly Automotive	52,502	[b]	19,358,537
			131,238,217
Semiconductors & Semiconductor Equipment - 8.6%
Advanced Micro Devices	552,120	[a,b]	25,110,418
Microchip Technology	206,593	[a]	18,740,051
NVIDIA	173,073		46,741,825
Qualcomm	581,285		45,514,615
			136,106,909
Software & Services - 16.7%
HubSpot	77,580	[b]	13,921,731
Microsoft	753,625		122,094,786
Proofpoint	117,445	[b]	12,525,509
Salesforce.com	325,636	[b]	55,488,374
ServiceNow	100,191	[b]	32,671,283
Splunk	197,428	[b]	29,087,067
			265,788,750
Technology Hardware & Equipment - 8.9%
Apple	371,258		101,487,087
Cognex	626,744		27,915,178
Zebra Technologies, Cl. A	56,964	[b]	12,017,695
			141,419,960
Transportation - 1.8%
Union Pacific	179,457		28,679,023
Utilities - 2.4%
NextEra Energy	148,246		37,470,659
Total Common Stocks (cost $1,097,171,041)			1,580,542,148

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,702,326)	1.59	10,702,326	[c]	10,702,326
Total Investments (cost $1,107,873,367)		100.1%		1,591,244,474
Liabilities, Less Cash and Receivables		(.1%)		(1,167,095)
Net Assets		100.0%		1,590,077,379

a Security, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $156,900,008 and the value of the collateral was $158,725,406, consisting of U.S. Government & Agency securities.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	45.6
Health Care	15.9
Consumer Discretionary	11.9
Industrials	10.4
Communication Services	8.4
Consumer Staples	3.3
Utilities	2.4
Financials	1.5
Investment Companies	.7
100.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 2/28/19 ($)	Purchases ($)	Sales ($)	Value 2/29/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	47,459,791	451,500,201	488,257,666	10,702,326.7		686,059
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	61,160,499	61,160,499	-	-	-
Total	47,459,791	512,660,700	549,418,165	10,702,326.7		686,059

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $156,900,008)—Note 1(b):
Unaffiliated issuers	1,097,171,041	1,580,542,148
Affiliated issuers	10,702,326	10,702,326
Dividends and securities lending income receivable		2,016,547
Receivable for shares of Common Stock subscribed		1,107,163
Prepaid expenses		75,645
		1,594,443,829
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,245,865
Payable for shares of Common Stock redeemed		2,923,537
Directors’ fees and expenses payable		22,404
Other accrued expenses		174,644
		4,366,450
Net Assets ($)		1,590,077,379
Composition of Net Assets ($):
Paid-in capital		1,062,044,417
Total distributable earnings (loss)		528,032,962
Net Assets ($)		1,590,077,379

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	551,331,724	25,956,724	205,675,821	325,885,939	481,227,171
Shares Outstanding	37,555,123	2,000,415	13,961,917	22,174,806	31,995,437
Net Asset Value Per Share ($)	14.68	12.98	14.73	14.70	15.04

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended February 29, 2020

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	17,379,503
Affiliated issuers	686,059
Income from securities lending—Note 1(b)	239,282
Interest	118,244
Total Income	18,423,088
Expenses:
Management fee—Note 3(a)	12,646,600
Shareholder servicing costs—Note 3(c)	2,676,137
Distribution fees—Note 3(b)	234,997
Directors’ fees and expenses—Note 3(d)	156,401
Prospectus and shareholders’ reports	110,527
Professional fees	104,479
Registration fees	104,005
Loan commitment fees—Note 2	37,385
Custodian fees—Note 3(c)	27,960
Chief Compliance Officer fees—Note 3(c)	12,362
Interest expense—Note 2	4,838
Miscellaneous	55,247
Total Expenses	16,170,938
Less—reduction in expenses due to undertaking—Note 3(a)	(943,385)
Net Expenses	15,227,553
Investment Income—Net	3,195,535
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	149,823,645
Net change in unrealized appreciation (depreciation) on investments	(3,767,773)
Net Realized and Unrealized Gain (Loss) on Investments	146,055,872
Net Increase in Net Assets Resulting from Operations	149,251,407

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28/29,
	2020	2019
Operations ($):
Investment income—net	3,195,535	4,620,363
Net realized gain (loss) on investments	149,823,645	203,287,775
Net change in unrealized appreciation (depreciation) on investments	(3,767,773)	(42,703,210)
Net Increase (Decrease) in Net Assets Resulting from Operations	149,251,407	165,204,928
Distributions ($):
Distributions to shareholders:
Class A	(53,811,326)	(85,255,529)
Class C	(3,265,894)	(6,245,504)
Class I	(24,102,940)	(46,019,054)
Class Y	(30,669,340)	(52,174,738)
Class Z	(46,231,603)	(72,411,479)
Total Distributions	(158,081,103)	(262,106,304)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	21,111,706	19,601,590
Class C	1,772,491	4,475,015
Class I	46,880,137	67,740,974
Class Y	89,192,600	45,952,421
Class Z	2,135,752	2,483,428
Distributions reinvested:
Class A	51,173,644	80,715,052
Class C	1,963,376	3,879,200
Class I	19,966,728	38,084,609
Class Y	18,793,047	31,075,998
Class Z	43,576,883	67,573,032
Cost of shares redeemed:
Class A	(74,187,533)	(78,326,793)
Class C	(11,871,611)	(13,881,060)
Class I	(150,102,341)	(116,341,119)
Class Y	(86,005,076)	(97,330,548)
Class Z	(44,637,371)	(37,870,072)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(70,237,568)	17,831,727
Total Increase (Decrease) in Net Assets	(79,067,264)	(79,069,649)
Net Assets ($):
Beginning of Period	1,669,144,643	1,748,214,292
End of Period	1,590,077,379	1,669,144,643

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28/29,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,370,849	1,290,224
Shares issued for distributions reinvested	3,388,152	5,745,223
Shares redeemed	(4,845,424)	(5,064,327)
Net Increase (Decrease) in Shares Outstanding	(86,423)	1,971,120
Class Ca
Shares sold	131,211	337,606
Shares issued for distributions reinvested	146,153	303,848
Shares redeemed	(867,907)	(995,185)
Net Increase (Decrease) in Shares Outstanding	(590,543)	(353,731)
Class Ib
Shares sold	3,064,519	4,393,153
Shares issued for distributions reinvested	1,316,551	2,698,571
Shares redeemed	(9,779,631)	(7,489,324)
Net Increase (Decrease) in Shares Outstanding	(5,398,561)	(397,600)
Class Yb
Shares sold	5,833,695	3,068,693
Shares issued for distributions reinvested	1,243,743	2,204,348
Shares redeemed	(5,585,776)	(6,563,835)
Net Increase (Decrease) in Shares Outstanding	1,491,662	(1,290,794)
Class Zb
Shares sold	136,759	155,505
Shares issued for distributions reinvested	2,819,010	4,714,368
Shares redeemed	(2,855,177)	(2,398,355)
Net Increase (Decrease) in Shares Outstanding	100,592	2,471,518

[a]During the period ended February 29, 2020, 19,364 Class C shares representing $265,340 were automatically converted to 17,263 Class A shares and during the period ended February 28, 2019, 19,860 Class C shares representing $282,827 were automatically converted to 18,181 Class A shares.

[b]During the period ended February 29, 2020, 20,948 Class Z shares representing $323,640 were exchanged for 21,419 Class A shares and 103,121 Class Y shares representing $1,578,538 were exchanged for 102,884 Class I shares. During the period ended February 28, 2019, 905 Class Z shares representing $15,749 were exchanged for 922 Class A shares, 157 Class A shares representing $2,568 were exchanged for 156 Class I shares and 103,611 Class Y shares representing $1,658,133 were exchanged for 103,417 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended February 28/29,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.81	15.87	14.53	12.87	14.50
Investment Operations:
Investment income—net[a]	.01	.02	.02	.03	.02
Net realized and unrealized gain (loss) on investments	1.34	1.37	2.76	2.36	(.75)
Total from Investment Operations	1.35	1.39	2.78	2.39	(.73)
Distributions:
Dividends from investment income—net	(.00)[b]	(.00)[b]	-	(.02)	-
Dividends from net realized gain on investments	(1.48)	(2.45)	(1.44)	(.71)	(.90)
Total Distributions	(1.48)	(2.45)	(1.44)	(.73)	(.90)
Net asset value, end of period	14.68	14.81	15.87	14.53	12.87
Total Return (%)[c]	9.04	10.24	19.73	18.91	(5.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.12	1.14	1.17	1.16
Ratio of net expenses to average net assets	1.03	1.03	1.04	1.13	1.13
Ratio of net investment income to average net assets	.06	.15	.14	.24	.14
Portfolio Turnover Rate	55.27	42.75	51.59	62.74	53.69
Net Assets, end of period ($ x 1,000)	551,332	557,597	566,182	486,156	531,434

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28/29,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.34	14.64	13.59	12.15	13.84
Investment Operations:
Investment (loss)—net[a]	(.09)	(.09)	(.08)	(.07)	(.08)
Net realized and unrealized gain (loss) on investments	1.21	1.24	2.57	2.22	(.71)
Total from Investment Operations	1.12	1.15	2.49	2.15	(.79)
Distributions:
Dividends from net realized gain on investments	(1.48)	(2.45)	(1.44)	(.71)	(.90)
Net asset value, end of period	12.98	13.34	14.64	13.59	12.15
Total Return (%)[b]	8.27	9.40	18.95	18.04	(6.23)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.87	1.84	1.88	1.91	1.90
Ratio of net expenses to average net assets	1.78	1.78	1.79	1.88	1.88
Ratio of net investment (loss) to average net assets	(.69)	(.61)	(.58)	(.51)	(.61)
Portfolio Turnover Rate	55.27	42.75	51.59	62.74	53.69
Net Assets, end of period ($ x 1,000)	25,957	34,570	43,106	118,442	118,252

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended February 28/29,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.86	15.91	14.56	12.92	14.58
Investment Operations:
Investment income—net[a]	.05	.06	.06	.07	.06
Net realized and unrealized gain (loss) on investments	1.34	1.38	2.77	2.37	(.76)
Total from Investment Operations	1.39	1.44	2.83	2.44	(.70)
Distributions:
Dividends from investment income—net	(.04)	(.04)	(.04)	(.09)	(.06)
Dividends from net realized gain on investments	(1.48)	(2.45)	(1.44)	(.71)	(.90)
Total Distributions	(1.52)	(2.49)	(1.48)	(.80)	(.96)
Net asset value, end of period	14.73	14.86	15.91	14.56	12.92
Total Return (%)	9.25	10.54	20.07	19.25	(5.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.85	.86	.88	.88
Ratio of net expenses to average net assets	.78	.78	.79	.87	.86
Ratio of net investment income to average net assets	.31	.39	.40	.51	.42
Portfolio Turnover Rate	55.27	42.75	51.59	62.74	53.69
Net Assets, end of period ($ x 1,000)	205,676	287,626	314,303	447,384	401,688

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28/29,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.82	15.88	14.55	12.92	14.58
Investment Operations:
Investment income—net[a]	.05	.06	.06	.08	.07
Net realized and unrealized gain (loss) on investments	1.35	1.37	2.76	2.37	(.75)
Total from Investment Operations	1.40	1.43	2.82	2.45	(.68)
Distributions:
Dividends from investment income—net	(.04)	(.04)	(.05)	(.11)	(.08)
Dividends from net realized gain on investments	(1.48)	(2.45)	(1.44)	(.71)	(.90)
Total Distributions	(1.52)	(2.49)	(1.49)	(.82)	(.98)
Net asset value, end of period	14.70	14.82	15.88	14.55	12.92
Total Return (%)	9.34	10.49	20.05	19.34	(5.16)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.78	.79	.80	.79
Ratio of net expenses to average net assets	.78	.78	.78	.79	.79
Ratio of net investment income to average net assets	.31	.39	.38	.58	.48
Portfolio Turnover Rate	55.27	42.75	51.59	62.74	53.69
Net Assets, end of period ($ x 1,000)	325,886	306,588	348,911	229,861	210,912

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended February 28/29,
Class Z Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.14	16.17	14.77	13.09	14.75
Investment Operations:
Investment income—net[a]	.04	.05	.06	.06	.05
Net realized and unrealized gain (loss) on investments	1.37	1.40	2.81	2.40	(.76)
Total from Investment Operations	1.41	1.45	2.87	2.46	(.71)
Distributions:
Dividends from investment income—net	(.03)	(.03)	(.03)	(.07)	(.05)
Dividends from net realized gain on investments	(1.48)	(2.45)	(1.44)	(.71)	(.90)
Total Distributions	(1.51)	(2.48)	(1.47)	(.78)	(.95)
Net asset value, end of period	15.04	15.14	16.17	14.77	13.09
Total Return (%)	9.20	10.46	20.02	19.17	(5.31)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.88	.86	.93	.91
Ratio of net expenses to average net assets	.84	.85	.83	.93	.90
Ratio of net investment income to average net assets	.25	.32	.36	.44	.37
Portfolio Turnover Rate	55.27	42.75	51.59	62.74	53.69
Net Assets, end of period ($ x 1,000)	481,227	482,764	475,713	430,180	389,776

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Research Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The fund’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I shares and Class Y shares, increasing authorized Class I shares from 100 million to 150 million and increasing authorized Class Y shares from 100 million to 150 million.

Effective June 3, 2019, the fund changed its name from Dreyfus Research Growth Fund, Inc. to BNY Mellon Research Growth Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities†:
Equity Securities - Common Stocks	1,580,542,148	-	-	1,580,542,148
Investment Companies	10,702,326	-	-	10,702,326

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights

NOTES TO FINANCIAL STATEMENTS (continued)

against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 29, 2020, The Bank of New York Mellon earned $51,593 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended February 29, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 29, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,968,322, undistributed capital gains $43,392,757 and unrealized appreciation $482,671,883.

The tax character of distributions paid to shareholders during the fiscal periods ended February 29, 2020 and February 28, 2019 were as follows: ordinary income $3,496,825 and $28,351,594, and long-term capital gains $154,584,278 and $233,754,710, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended February 29, 2020.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2020 was approximately $180,055 with a related weighted average annualized interest rate of 2.69%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z (excluding taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses) exceed 1 1/2% of the value of Class Z shares’ average daily net assets, the Adviser will bear such excess expense. During the period ended February 29, 2020, there were no reimbursements pursuant to the Agreements.

In addition, the Adviser has contractually agreed, from March 1, 2019 through June 30, 2020, to waive receipt of its fees and/or assume the

NOTES TO FINANCIAL STATEMENTS (continued)

direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) exceed .78% of the value of the fund’s average daily net assets. On or after June 30, 2020, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $943,385 during the period ended February 29, 2020.

During the period ended February 29, 2020, the Distributor retained $13,079 from commissions earned on sales of the fund’s Class A and $317 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2020, Class C shares were charged $234,997 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2020, Class A, Class C and Class Z shares were charged $1,426,323, $78,332 and $283,718, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2020, the fund was charged $261,546 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2020, the fund was charged $27,960 pursuant to the custody agreement.

During the period ended February 29, 2020, the fund was charged $12,362 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,092,224, Distribution Plan fees of $17,936, Shareholder Services Plan fees of $157,290, custodian fees of $10,000, Chief Compliance Officer fees of $2,219 and transfer agency fees of $47,206, which are offset against an expense reimbursement currently in effect in the amount of $81,010.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2020, amounted to $904,613,933 and $1,088,618,206, respectively.

At February 29, 2020, the cost of investments for federal income tax purposes was $1,108,572,591; accordingly, accumulated net unrealized appreciation on investments was $482,671,883, consisting of $511,429,398 gross unrealized appreciation and $28,757,515 gross unrealized depreciation.

NOTE 5—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus

NOTES TO FINANCIAL STATEMENTS (continued)

outbreak on the investments of the fund is hard to predict. Considering post period-end market conditions, however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Research Growth Fund, Inc. (formerly, Dreyfus Research Growth Fund, Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Research Growth Fund, Inc. (the “Fund”) (formerly, Dreyfus Research Growth Fund, Inc.), including the statements of investments and investments in affiliated issuers, as of February 29, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
April 23, 2020

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended February 29, 2020 as qualifying for the corporate dividends received deduction. For the fiscal year ended February 29, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,496,825 represents the maximum amount that may be considered qualified dividend income. Shareholders received notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. The fund also hereby reports $.4358 per share as a long-term capital gain distribution paid on June 20, 2019 and also $.0117 per share as as a short-term capital gain distribution and $1.0309 per share as a long-term capital gain distribution paid on December 17, 2019.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of large-cap growth funds (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional large-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the periods under review and noted that the Adviser had implemented during 2019 changes to the portfolio management team responsible for the management of the fund.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the median actual management fee of the Expense Group and Expense Universe and the fund’s total expenses were higher than the Expense Group median total expenses and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until June 30, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .78% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other similar types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board determined to closely monitor performance in light of the Adviser’s changes to the portfolio management team and approved renewal of the Agreement only through September 30, 2020.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through September 30, 2020.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Peggy C. Davis (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 43

———————

Gina D. France (61)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 29

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (56)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member

James F. Henry, Emeritus Board Member

Lynn Martin, Emeritus Board Member

Dr. Martin Peretz, Emeritus Board Member

Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

BNY Mellon Research Growth Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Class A: DWOAX Class C: DWOCX Class I: DWOIX Class Y: DRYQX Class Z: DREQX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6232AR0220

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,838 in 2019 and $34,853 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,807 in 2019 and $6,909 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,506 in 2019 and $3,678 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $5,232 in 2019 and $5,908 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $622,951 in 2019 and $824,560 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Research Growth Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    April 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    April 27, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    April 24, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

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